Exhibit 4.19

____________________________________________________________________________

VIKING CRUISES LTD

5.875% SENIOR NOTES DUE 2027

SIXTH SUPPLEMENTAL INDENTURE

Dated as of March 30, 2022

to

INDENTURE

Dated as of September 20, 2017

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

____________________________________________________________________________

SIXTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 30, 2022, among Viking Cruises Ltd, an exempted company incorporated with limited liability organized under the laws of Bermuda (the “Company”), the guarantors party hereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture hereinafter referred to (in such capacity, the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of September 20, 2017 (as amended and supplemented, the “Indenture”), pursuant to which the Company has issued $825,000,000 aggregate principal amount of its 5.875% Senior Notes due 2027 (the “Notes”), which are guaranteed by the guarantors party to the Indenture;

WHEREAS, Section 9.01(a)(1) of the Indenture provides, among other things, that the Company, the guarantors party thereto and the Trustee may amend or supplement the Indenture without the consent of any Holder of outstanding Notes to cure any ambiguity, mistake, defect or inconsistency;

WHEREAS, the Indenture contains a mistake because clause (5) of the definition of “Permitted Liens” contains a mistaken reference to Section 4.09(b)(4) instead of to Section 4.09(b)(5), which pertains to the parallel basket under Section 4.09(b) for the Indebtedness described in such clause (5) of “Permitted Liens”;

WHEREAS, the Company has requested and hereby directs that the Trustee join with the Company and the Guarantors in the execution of this Supplemental Indenture;

WHEREAS, the Company has duly adopted, and delivered to the Trustee, resolutions of its Board of Directors authorizing the execution of and approving this Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture by the Company and to make this Supplemental Indenture valid and binding on the Company have been complied with or have been done or performed.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS
Section 1.01
Definitions.

All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

ARTICLE II

AmendmentS
Section 2.01
Amendments to Section 1.01.

In Clause (5) of the definition of “Permitted Liens” in Section 1.01 of the Indenture, the reference to Section 4.09(b)(4) is hereby replaced with a reference to Section 4.09(b)(5).

ARTICLE III

Effect
Section 3.01
Effectiveness.

This Supplemental Indenture shall become effective upon its execution and delivery by the parties hereto.

ARTICLE IV

MISCELLANEOUS
Section 4.01
Governing Law.

THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

Section 4.02
Counterpart Originals.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission shall be deemed to be their original signatures for all purposes. Any certificate and any other document delivered in connection with this Supplemental Indenture may be signed by or on behalf of the signing party by manual, facsimile or electronic format (i.e., “pdf” or “tif” or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other electronically imaged transmission. The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

Section 4.03
Table of Contents; Headings.

The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 4.04
Trustee Not Responsible for Recitals.

The statements and recitals contained herein shall be taken as statements of the Company, and the Trustee does not assume any responsibility for their correctness. The Trustee makes no representations as to (i) the validity, sufficiency or adequacy of this Supplemental Indenture, (ii) the proper authorization hereby by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for.

Section 4.05
Adoption, Ratification and Confirmation.

The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 4.06
Enforceability.

The Company hereby represents and warrants that this Supplemental Indenture is its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 4.07
Severability.

In case any provision in this Supplemental Indenture is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

VIKING CRUISES LTD

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP I LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING EXPEDITION SHIP II LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES PORTUGAL, S.A., as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CRUISES CHINA LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES II LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SUN LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SEA LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP V LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VI LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP VII LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP VIII LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP IX LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP X LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING USA LLC, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES FINANCE LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

VIKING OCEAN CRUISES SHIP I LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP II LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

DILO HOLDINGS LIMITED, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

LASPENTA HOLDINGS LIMITED, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CROISIERES S.A., as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES AG, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

VIKING RIVER CRUISES (BERMUDA) LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES, INC., as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES (INTERNATIONAL) LLC, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING RIVER CRUISES UK LIMITED, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING SERVICES LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

VIKING RIVER TOURS LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

PASSENGER FLEET LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XI LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING OCEAN CRUISES SHIP XII LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

VIKING CATERING LTD, as Guarantor

By: ____/s/ Torstein Hagen_____________
Name: Torstein Hagen
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

By: ____/s/ Lawrence M. Kusch _____________
Title: Authorized Signatory

[Signature Page to Sixth Supplemental Indenture]